SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 28, 1998

                             RALSTON PURINA COMPANY
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             MISSOURI              1-4582         NO. 43-0470580
           --------------------------------------------------------
           (STATE OR OTHER       (COMMISSION       (IRS EMPLOYER
            JURISDICTION OF       FILE NUMBER)      IDENTIFICATION
            INCORPORATION)                           NUMBER)

            CHECKERBOARD SQUARE,  ST. LOUIS, MISSOURI         63164
           ---------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES        (ZIP CODE)

                                 (314) 982-1000
                               -------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM  5.          OTHER  EVENTS
                  -------------

On  May  28,  1998,  the  Registrant  issued  the  following  press  release:


"Ralston Purina Company's Board of Directors at a regular meeting today declared a three-for-one stock split to shareholders of record at the close of business on June 22, 1998. Ralston shareholders will receive two additional shares of Ralston Common Stock for each share then owned. The additional shares will be distributed to shareholders on July 15, 1998.

The Company's Board of Directors also declared a quarterly cash dividend of 10 cents per share payable on September 11, 1998, to shareholders of record at the close of business on August 24, 1998, reflecting the stock split."


SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALSTON  PURINA  COMPANY



By: /s/    James  R.  Elsesser
   ----------------------------------
James  R.  Elsesser
Vice  President  and  Chief  Financial  Officer


Date:    May  29,  1998